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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                JANUARY 27, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



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
                         MARYLAND                                                             36-3857664
  (State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

           TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                                         60606
             (Address of principal executive offices)                                         (Zip Code)
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                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

         Manufactured Home Communities, Inc. (NYSE: MHC) today announced that Joe McAdams has been appointed to MHC's Board of Directors. Mr. McAdams served as Chief Executive Officer of Affinity Group, Inc. ("AGI") for over 12 years before his retirement on December 31, 2003. AGI is the leading provider of products and services to the recreational vehicle market. AGI sponsors four membership clubs including the largest and second largest in the recreational vehicle industry and issues publications under 36 different titles focused on the RV and recreational lifestyle.

         Commented MHC's Chief Executive Officer, Thomas P. Heneghan, "We are pleased to add someone with Joe's experience to our Board. More importantly, Joe has also agreed to chair a board level committee focused on the successful integration and operation of MHC's park model resort business. Joe's familiarity with the resort industry and its customers create exciting opportunities for MHC's existing properties and residents."

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 144 quality communities in 21 states consisting of 52,754 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.





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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                           MANUFACTURED HOME COMMUNITIES, INC.




                                           BY: /s/ Michael Berman
                                               --------------------------------
                                               Michael Berman
                                               Vice President, Treasurer and
                                                Chief Financial Officer






DATE:      January 27, 2004